UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14 (a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|    Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|    Definitive Proxy Statement

|_|    Definitive Additional Materials

|_|    Soliciting Material Pursuant to Section 240.14a-11 (c) or
       Section 240.14a-12


                         RAVEN MOON ENTERTAINMENT, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_|    Fee computed per Exchange Act Rules 14a-6 (i) (1) and 0-11.

|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                         RAVEN MOON ENTERTAINMENT, INC.




                              2003 PROXY STATEMENT



                        Annual Meeting of Shareholders of
                 Raven Moon Entertainment, Inc. will be held at:




                           Renaissance Orlando Resort
                              6677 Sea Harbor Drive
                             Orlando, FL 32821-8092



                               on August 15, 2003






     Whether or not you expect to attend in person, we urge you to vote your shares by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote your shares by mail. Submitting your proxy now will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

                         RAVEN MOON ENTERTAINMENT, INC.
                      120 International Parkway, Suite 220
                             Heathrow, Florida 32746


Dear Fellow Stockholder:

     You are cordially invited to attend the 2003 Annual Meeting of the Stockholders of Raven Moon Entertainment, Inc. to be held at Renaissance Orlando Resort, 6677 Sea Harbor Drive, Orlando, FL 32821-8092 on August 15, 2003 at 3:00 P.M. local time. We are pleased to enclose the notice of our 2002 Annual Stockholders' meeting, together with the attached Proxy Statement, a proxy card and an envelope for returning the proxy card. Also enclosed is Raven Moon Entertainment, Inc.'s 2002 Annual Report to Stockholders.

     Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy. If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy.

     Please carefully review the Proxy Statement and then complete, date and sign your Proxy and return it promptly. If you attend the meeting and decide to vote in person, you may withdraw your Proxy at the meeting.

     If you have any questions or need assistance on how to vote your shares, please call Joseph DiFrancesco, President at (407) 304-4764.


Sincerely,


/s/  Joseph DiFrancesco
-----------------------------
     Joseph DiFrancesco
     President

     June 30, 2003

                         RAVEN MOON ENTERTAINMENT, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
         TO THE OWNERS OF COMMON STOCK OF RAVEN MOON ENTERTAINMENT, INC.


To Fellow Stockholders:


     The Annual Meeting of the Shareholders of Raven Moon Entertainment, Inc. (the "Company") will be held at - Renaissance Orlando Resort, 6677 Sea Harbor Drive, Orlando, FL 32821-8092, on August 15, 2003, at 3:00 P.M. local time. The purposes of the meeting are:

     1.   The election of five directors for the one-year term ending in 2003;
          and

     2. To amendment the Articles of Incorporation to Authorize the issuance of up to 200,000,000 shares of common stock and to issue a one for one stock dividend to each shareholder of record as of August 20, 2003.

     The Board of Directors set [June 9], 2003 as the record date for the meeting. This means that owners of Common Stock at the close of business on that date are entitled to:

     1.   receive notice of the meeting, and

     2. vote at the meeting and any adjournments or postponements of the meeting.

     We will make available a list of shareholders as of the close of business on June 30, 2003, for inspection during normal business hours from June 30, 2003 through August 14, 2003, at the offices of Raven Moon Entertainment, Inc. located at 120 International Parkway, Suite 220 Heathrow, Florida 32746, Orlando, Florida 32826. This list also will be available at the meeting.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. I look forward to greeting as many of our shareholders as possible.

By Order of the Board of Directors


/s/  Joseph DiFrancesco
-----------------------------
     Joseph DiFrancesco
     President


Orlando, Florida
June 26, 2003


     The enclosed proxy is being solicited on behalf of the Board of Directors of Raven Moon Entertainment, Inc. See our question and answer section for information about voting, how to revoke a proxy, and how to vote shares in person.

     We urge each shareholder to promptly sign and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

                         RAVEN MOON ENTERTAINMENT, INC.
                      120 International Parkway, Suite 220
                             Heathrow, Florida 32746





                                 PROXY STATEMENT


                         Annual Meeting of Shareholders
                           To Be Held August 15, 2003
                              --------------------



     This Proxy Statement, which was first mailed to shareholders on or about July 15, 2003, is furnished in connection with the solicitation of proxies by the Board of Directors of Raven Moon Entertainment, Inc. (the "Company"), to be voted at the annual meeting of the shareholders of the Company, which will be held at 3:00 P.M. on August 15, 2003, at the Renaissance Orlando Resort, 6677 Sea Harbor Drive, Orlando, FL 32821-8092, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The Company will pay the cost of solicitation of proxies.

     The mailing address of our principal executive office is120 International Parkway, Suite 220, Heathrow, Florida 32746. We are first sending the proxy materials to shareholders on JULY 15, 2003.

     All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the meeting.

Record Date

     Only owners of records of shares of Common Stock at the close of business on June 9, 2003 are entitled to vote at the Annual Meeting, or at adjournments or postponements of the meeting. Each owner of record is entitled to one vote for each share of Common Stock held. As of the close of business on June 9, 2003, there were 800,000,000 shares of Common Stock issued and outstanding. Abstentions and broker non-votes are counted for the purpose of determining whether a quorum is present at the Annual Meeting. For the purposes of determining whether a proposal has received a majority vote, abstentions will not be included in the vote totals with the result that an abstention will have no effect on the vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (the broker non-votes), those shares will not be included in the vote totals and, therefore, will have no effect on the vote.

     The Company's Annual Report to Shareholders accompanies this Proxy
Statement.

Proxies; Revocability of Proxies

     All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. Raven Moon does not currently anticipate that any other matters will be raised at the Annual Meeting.

     A shareholder may revoke any proxy given pursuant to this solicitation at any time before it is voted by delivering to Raven Moon's Corporate Secretary a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy, or by attending the Annual Meeting and voting in person.

Voting and Solicitation

     Each shareholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of directors.

     The cost of soliciting proxies will be borne by Raven Moon. Raven Moon may reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of Raven Moon's directors, officers, and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.


Quorum; Abstentions; Broker Non-Votes

     The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Raven Moon intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude abstentions and broker non-votes from the calculation of shares entitled to vote.

Deadline for Receipt of Shareholder Proposals

     Any proposal of a shareholder of Raven Moon which is intended to be presented by such shareholder at Raven Moon's Annual Meeting of Shareholders in 2004 must be received by Raven Moon no later than December 31, 2003 in order for such proposal to be considered for inclusion in Raven Moon's proxy statement and form of proxy relating to such meeting.

     The attached proxy card grants the persons named as proxies discretionary authority to vote on any matter raised at the Annual Meeting that is not included in this Proxy Statement. If a shareholder intends to present a proposal at Raven Moon's Annual Meeting of Shareholders in 2004, and the shareholder does not give appropriate notice to Raven Moon on or before December 31, 2003, the persons named as proxies may use their discretionary voting authority to vote on the proposal.


     The Company's Annual Report to Shareholders accompanies this Proxy
Statement.

                           QUESTIONS AND ANSWERS ABOUT
                             THE MEETING AND VOTING

1.   What is a proxy?

     It is your legal designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Richard
L. Brown & Company, P.A.have been designated as independent counters of proxies for the 2003 Annual Meeting of Shareholders.

2.   What is a proxy statement?

     It is a document the Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy card designating Richard
L. Brown & Company, P.A.as proxies to vote on your behalf.

3. What is the difference between a share owner of record and a share owner who holds stock in street name?

     If your shares are registered in your name, you are a share owner of record. If your shares are in the name of your broker or bank, your shares are held in street name.

4.   How do you get an admission card to attend the meeting?

     If you are a share owner of record, your admission card is attached to your proxy card. You will need to bring it with you to the meeting.

     If you own shares in street name, you will need to ask your broker or bank for an admission card in the form of a legal proxy. You will need to bring the legal proxy with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however, you will not be able to vote your shares at the meeting without a legal proxy.

5.   What different methods can you use to vote?

     (a) In Writing. - All share owners can vote by written proxy card.

     (b) In Person. - All share owners may vote in person at the meeting (unless they are street name holders without a legal proxy, as described in question 4).

6.   What is the record date and what does it mean?

     The record date for the 2003 Annual Meeting of Shareholders is June 9, 2003. The record date is established by the Board of Directors as required by Florida law. Owners of Common Stock at the close of business on the record date are entitled:

     (a) to receive notice of the meeting, and

     (b) to vote at the meeting and any adjournments or postponements of the meeting.

7.   How can you revoke a proxy?

     A share owner can revoke a proxy by any one of the following three actions:

     (a) giving written notice to the Secretary of the Company,

     (b) delivering a later dated proxy, or

     (c) voting in person at the meeting.

8.   Are votes confidential? Who counts the votes?

     We will continue our long-standing practice of holding the votes of all share owners in confidence from Directors, Officers and employees except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company, (b) in case of a contested proxy solicitation, (c) if a share owner makes a written comment on the proxy card or otherwise communicates his/her vote to management, or (d) to allow the independent inspectors of election to certify the results of the vote. We also will retain our independent auditing CPA to receive and tabulate the proxies and to certify the results of the elections.

9. What are your voting choices when voting for Director nominees, and what vote is needed to elect Directors?

     In voting on the election of Director nominees, shareholders may vote in one of the following ways:

     (a) in favor of all nominees,

     (b) withhold votes as to all nominees, or

     (c) withhold votes as to specific nominees.

Directors will be elected by a majority.

The Board recommends a vote "FOR" each of the nominees.

10. What if a share owner does not specify a choice for a matter when returning a proxy?

     Share owners should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies which are signed and returned will be voted FOR

11.  How are abstentions and broker non-votes counted?

     Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS


     The Members of our Board of Directors are elected on an annual basis for one-year terms. The stockholders will vote at this Annual Meeting for the election of five directors for the one-year term expiring at the Annual Meeting of Stockholders in 2003. Joseph DiFrancesco, Bernadette DiFrancesco, Stephen Chrystie, Norman P. Weinstock and Anthony Arcari have been nominated to stand for re-election for a one-year term ending in 2003. Each elected nominee will hold office until our 2004 annual meeting and until his successor is elected and qualified.

     We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable or unwilling for good cause to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of Directors.

     The Board of Directors recommends a vote FOR the election of Joseph DiFrancesco, Bernadette DiFrancesco, Stephen Chrystie, Norman P. Weinstock and Anthony Arcari as Directors.

Nominees for Director for the Term Expiring in 2003:

Joey DiFrancesco has served as a director and the President of the Company since November 1999. Mr. DiFrancesco has been a producer and director of children's television programs for more than 20 years. Prior to that, he was employed in the music publishing and record production business in New York City with Laurie Records, RCA, Columbia/Sony and MCA. From 1994 to November 1997, Mr. DiFrancesco served as the president and a director of St. Anthony's Entertainment, Inc., an entertainment company he founded. From January 1997 to January 1999, Mr. DiFrancesco served as president and a director of International Resorts and Entertainment, Inc., a Florida corporation in the vacation club business. This company was merged into Raven Moon in December 1998. Mr. DiFrancesco has been self-employed in the fields of television, audio and video programming for more than the past ten years. From November 1999 to date, Mr. DiFrancesco has served as President of Raven Moon, Inc., a Florida corporation in the entertainment industry. Mr. DiFrancesco also serves as director of this company. From 1994 to date, Mr. DiFrancesco has served as President and a director of J & B DiFrancesco, Inc., a Florida corporation in the entertainment business.

Bernadette DiFrancesco has served as Vice President and a director of the Company since November of 1999. Mrs. DiFrancesco has been self-employed with her husband, Joey DiFrancesco for more than 20 years during which time she and Mr. DiFrancesco have produced television programs, developed the "Praise-R-cise" alternative to aerobic dancing, and produced 26 half hour episodes of "Curly's Kids" with former Harlem Globetrotter star Curly Neil, among other ventures. She has been actively involved in development of all of our present intellectual properties above. From January 1994 to January 1997, Mrs. DiFrancesco served as vice president of St. Anthony's Entertainment, Inc., a Florida corporation in the entertainment business. From January 1997 to January 1999, Mrs. DiFrancesco served as vice president of International Resorts and Entertainment, Inc., a vacation club company that merged into Raven Moon in December 1998. From 1994 to date, Mrs. DiFrancesco has served as Vice President and a director of J & B DiFrancesco, Inc., a Florida corporation in the entertainment business.

Stephen Chrystie has served as a Director of the Company since November 1999. Mr. Chrystie was a practicing attorney in the state of California from 1963 until his retirement in 1998. He specialized in banking, bankruptcy, commercial and entertainment law. Mr. Chrystie now serves as the Director of a non-profit corporation serving at-risk youth, with offices in Los Angeles, California. On September 10, 1999, Mr. Chrystie, both individually and as Stephen Chrystie and Associates, filed for chapter 7 bankruptcy under case number LA99-42167TD. Both cases were discharged on January 10, 2000.

Norman P. Weinstock has a Bachelors of Science. Degree in Business Administration. Having spent over 20 years in the dental industry, Mr. Weinstock is the President of the Zahn Dental Company. He formed a partnership with the Henry Schein Company to purchase the Zahn Dental Company, which is now the world's largest dental laboratory supply company. He is also Vice President of Henry Schein, Inc. and President of the Dental Manufacturers of America.

Anthony Arcari is a graduate of the Boston School of Mechanical Dentistry, Boston MA. He has spent many years in the Dental Lab business and presently owns Affordable Family Dental Clinic in Boston.

Information about Committees of the Board and Meetings

     The Board of Directors met two times during the 2002 fiscal year, and took action by written consent numerous times. The Board of Directors has an audit committee consisting of Stephen Chrystie, Norman P. Weinstock and Anthony Arcari.

The Audit Committee is responsible for recommending the appointment of independent accountants; reviewing the arrangements for and scope of the audit by independent accountants; reviewing the independence of the independent accountants; considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions; discussing with management and the independent accountants the Company's draft annual financial statements and key accounting and/or reporting matters; and reviewing the terms of potential acquisitions. In 2002, the Audit Committee met two TIMES. A new audit committee will be elected at the next Board meeting after the Annual meeting in July.

Director Compensation

     Our directors receive no cash compensation for their services as directors. Our policy is to reimburse non-employee directors for expenses actually incurred in connection with attending meetings of our board of directors. Directors and executive officers are also eligible for stock and option grants under our stock option plans as determined by our board of directors. Each Director also received, in lieu of Director's liability insurance, an option for 10,000,000 common shares at the option price of $.005.

Required Vote

     The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors.

Recommendation

     The Board of Directors recommends that the Shareholders vote "for" the election of the nominees listed above.




                                 PROPOSAL NO. 2

                     Amendment to Articles of Incorporation
          to Authorize the issuance of up to 200,000,000 common shares


General

     On March 20, 2003 The Board of Directors adopted resolution approving a fifty to one (50:1) reverse split of the Company's capital stock. The approximately 8000,000 shares of issued and outstanding common stock of the corporation as of June 30, 2003, shall be reversed split at a ration of fifty to one resulting in 16,000,000 common stock issued and outstanding. No fractional shares will be issued. Shares will be rounded to the nearest whole number.

     On June 20, 2003 The Board of Directors adopted resolution authorizing a dividend to the shareholders of the common stock ad of August 20, 2003, equal to one common share for each common share held. To affect this divident, an increase in the authorized common shares is needed.

Proposal

     To afford the Company sufficient shares for the this stock dividend and further capital funding and expansion, the Board of Directors adopted, subject to shareholder approval, an amendment to the Company's Articles of Incorporation to:

     1. Increase the number of authorized shares of common stock to 200,000,000 in order to affect the dividend to stockholders of the Company equal to one common share per each common share held on August 20, 2003.

     The text of this amendment is as follows:

                                   ARTICLE IV
                                  Capital Stock

     The aggregate number of shares of capital stock that this corporation shall be authorized to have outstanding at any one time shall be Two Hundred Million (200,000,000) shares of common stock at $.0001 par value per share and five (5,000,000) million shares of preferred stock at $.0001 par value per share. Each share of issued and outstanding common stock shall entitle the holder thereof to participate in all shareholder meetings, to cast one vote on each matter with respect to which shareholders have the right to vote, and to share ratably in all dividends and other distributions declared and paid with respect to the common stock, as well as in the net assets of the corporation upon liquidation or dissolution.

     This amendment will become effective upon approval by the shareholders and the subsequent filing of the amendment with the Florida Secretary of State's office.

Recommendation

     The Board of Directors recommends that Shareholders vote "for" the amendment to its Articles of Incorporation.


                  Ownership of Equity Securities in the Company

The following table sets forth information known to the company with respect to beneficial ownership of our common stock as of May 31, 2003. The table lists:
(i) each stockholder known by us to be the beneficial owner of more than five percent (5%) of our common stock, (ii) each director, (iii) each executive officer, and (iv) all of our directors and executive officer(s) as a group. Except as noted, each of the persons named in the table has sole voting and investment power with respect to common stock beneficially owned by such person.


     ----------------------------------------- ------------------ -------------
                                                                   % Ownership
       Name and Address of Beneficial Owner     Number of Shares

     ----------------------------------------- ------------------ -------------

      Joseph & Bernadette DiFrancesco(1)
      2221 Springs Landing Blvd.                      325,052           *
         Longwood, FL 32779                           -------

     ----------------------------------------- ------------------ -------------

      Stephen Chrystie
      270 N. Cannon Drive                          15,092,680          2.0
      Beverly Hills, CA 90210
     ----------------------------------------- ------------------ -------------

      Anthony E. Arcari
      1 Strawberry Lane                            12,941,558          1.7
      N. Reading, MA 01864
     ----------------------------------------- ------------------ -------------

      Norman Weinstock
      43 Crest Road                                18,586,360          2.5
      Framingham, MA 01702
     ----------------------------------------- ------------------ -------------

      All executive officers and   FIX NUMBER      46,945,650          5.8
      directors as a group (1),(2)
     ----------------------------------------- ------------------ -------------

* Less than 1%

          Executive Officers of the Company AND Executive Compensation


The table below sets forth the names of our executive officers and information concerning compensation received for the three fiscal yeard ended December 31, 2002 by the Named Executive Officers. [Except for $5,000], the Company did not pay the bulk of their salaries to either of these individuals during the fiscal year ended December 31, 2002. The Company did provide medical insurance and leased vehicles as discussed below.

-------------------------- ----- ------- --------------- --------------------
Name and Principal          Age   Year     Accrued and    Other Compensation
   Position                               Unpaid Salary          Paid
-------------------------- ----- ------- --------------- --------------------
Joseph DiFrancesco(1)       60
   President
-------------------------- ----- ------- --------------- --------------------
                                  2000       221,400
-------------------------- ----- ------- --------------- --------------------
                                  2001       265,680
-------------------------- ----- ------- --------------- --------------------
                                  2002        319,34
-------------------------- ----- ------- --------------- --------------------
Bernadette DiFrancesco(2)
   Vice President           58
-------------------------- ----- ------- --------------- --------------------
                                  2000        73,800
-------------------------- ----- ------- --------------- --------------------
                                  2001        88,480
-------------------------- ----- ------- --------------- --------------------
                                  2002       106,254
-------------------------- ----- ------- --------------- --------------------

(1) On June 1, 1997, one of our predecessors, International Resorts and Entertainment Group, Inc., entered into an employment agreement with Joey DiFrancesco, our President. This agreement was amended on November 3, 1998 and again on November 19, 1999. The agreement, as amended, provides that Mr. DiFrancesco is employed as President and Chief Executive Officer for a seven-year term of employment commencing November 16, 1999. The initial yearly salary was $180,000, with 20% increases per year, plus an annual bonus of 3.5% to 10% of that year's annual salary, subject to certain conditions and approval by the Board of Directors. Mr. DiFrancesco has the right and option to renew the agreement for an additional 7-year term. If Mr. DiFrancesco is removed as President or Chief Executive Officer, or his duties diminished without his consent, or if we do not renew the agreement and he does not consent to such nonrenewal, then Mr. DiFrancesco is entitled to receive an amount equal to the full 7 year's salary, if the termination or nonrenewal is without justification, or an amount equal to 50% of the full 7 years' salary payable in four annual installments. As amended on November 19, 1999, the agreement also provides for Mr. DiFrancesco and his wife to receive a "Founders" royalty of 10% of any and all gross entertainment revenues received by the Company in conjunction with any entertainment projects developed and/or produced by the Company during the term of his employment. Such royalty is to be paid to them annually between each November 16th and December 31st in perpetuity. As of December 31, 2002, we owed Mr. DiFrancesco and Ms. DiFrancesco $186,383 in accrued and unpaid combined salaries, after they has forgiven $750,000 owed by the Company for their accrued and unpaid combined salaries.

(2) We also entered into an employment agreement with Bernadette DiFrancesco on June 1, 1997, as amended on November 3, 1998, and amended again on November 16, 1999. Mrs. DiFrancesco's agreement is identical in terms to that of Mr. DiFrancesco, except that she is employed as Vice President and Secretary, and her initial annual salary was $60,000. Her salary also is subject to a 20% annual increase. Mrs. DiFrancesco also may be paid an annual bonus of 3.5% to 10% of her annual salary, based on performance over projections and subject to approval by the board of directors. If Mrs. DiFrancesco is removed as Vice President or Secretary, or her duties diminished without her consent, or if we do not renew the agreement and she does not consent to such nonrenewal, then Mrs. DiFrancesco is entitled to receive an amount equal to the full 7 year's salary, if the termination or nonrenewal is without justification, or an amount equal to 50% of the full 7 years' salary payable in four annual installments. As amended on November 19, 1999, the agreement provides for Mrs. DiFrancesco to receive with her husband the "Founders" royalty referenced above. As of December 31, 2002, we owed Mr. DiFrancesco and Ms. DiFrancesco $186,383 in accrued and unpaid combined salaries, after they has forgiven $750,000 owed by the Company for their accrued and unpaid combined salaries.

(3) The Company leases two automobiles for use by Joey and Bernadette DiFrancesco. Each lease was recently renewed for a three-year term. One lease is for $300 per month, and the other is for $833 per month.

Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, our directors and officers, and persons who own more than ten percent of the Company's Common Stock, are required to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by regulation to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2002, except as set forth below, directors, officers and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

Anthony E. Arcari:

Mr. Arcari did not file a report on Form 4 at the time that he was granted option to purchase 10,000,000 common shares granted to Directors in lieu of Director's insurance, on November 29, 2002.

Stephen Chrystie:

Mr. Chrystie did not file a report on Form 4 at the time that he was granted option to purchase 10,000,000 common shares granted to Directors in lieu of Director's insurance, on November 29, 2002.

Joseph DiFrancesco:

Mr. DiFrancesco did not file a report on Form 4 at the time that he was granted option to purchase 10,000,000 common shares granted to Directors in lieu of Director's insurance, on November 29, 2002.

Bernadette DiFrancesco:

Mrs. DiFrancesco did not file a report on Form 4 at the time that he was granted option to purchase 10,000,000 common shares granted to Directors in lieu of Director's insurance, on November 29, 2002.

Norman Weinstock

Mr. Weinstock did not file a report on Form 4 at the time that he was granted option to purchase 10,000,000 common shares granted to Directors in lieu of Director's insurance, on November 29, 2002.


                             Principal Share Owners

         Set forth in the table below is information as of May 31, about persons we know to be the beneficial owners of more than five percent of the issued and outstanding Common Stock:





             Information about Committees of the Board and Meetings



Option Grants

See Executive Compensation Notes 1 and 2.

Options Exercised

See Executive Compensation Notes 1 and 2.

Employment Agreements

See Executive Compensation Notes 1 and 2.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee ("Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed with the independent auditors and with management the audited financial statements included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

     The Company's independent public accountants, Richard L. Brown & Company, P.A. ("Auditor"), are responsible for expression an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles. The committee discussed with Auditor the matters required by Statement of Accounting Standards No. 61.

     In addition, the committee received from and discussed with Auditor the written disclosures and letter from Auditor required by Independence Standards Board Standard No. 1 regarding their independence

     The committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the independent auditors to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall qualify of the Company's financial reporting. The committee held two such meetings during fiscal year 2002.

     In reliance on the reviewed and discussions referred to above, the committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the SEC. The committee and the Board have also approved, subject to shareholder ratification, the selection of Auditor as the Company's independent auditors for the year ending December 31, 2003.

     The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                 Certain Relationships and Related Transactions

          The merger of Ybor City Shuttle Service, Inc., Raven Moon Entertainment and International Resorts and Entertainment Group, Inc. on December 31, 1998, resulted in Joey DiFrancesco and Bernadette DiFrancesco becoming shareholders in the Company, both individually and as owners of corporate entities they control, and both are now officers and directors of the Company.

     Mr. DiFrancesco and his wife own all the copyrights and trademarks to "Gina D's Kids Club" which are optioned to the Company through April 1, 2003. On April 11, 2000, we entered into an agreement with Joseph and Bernadette DiFrancesco whereby we acquired a one-year option to the rights to the "Gina D Kid's Club" program, certain cartoon characters featured in the program, and the music publishing rights to songs written for and used in the program, in exchange for 30,000,000 shares of our common stock. We agreed to register the shares in our planned public offering. The agreement provides for the grant of the rights for one year. During this one-year period, we must provide the funding necessary to produce a minimum of 10 half-hour episodes of the program and two home video products. In addition to getting the television program on the air, we must place the home video product on the market through retail stores, the Home Shopping Network or Christian television outlets, bookstores and schools. If we comply with the foregoing requirements, we will have all rights, including licensing and merchandising to the program and videos for the one-year term and an additional 20-year period. All rights will revert back to Mr. and Mrs. DiFrancesco after the 20-year period. In January 2002, the agreement was extended for an additional year in exchange for 20,000,000 common shares issued to Mr. and Mrs. DiFrancesco.

     John Pierce, as Trustee, owns a Company's obligations of approximately $40,000 plus accrued interest as of December 31, 2002. Mr. Pierce is a former director and corporate SEC attorney of the Company and is a current shareholder. The debt is evidenced by 2 separate unsecured promissory notes, each of which bears interest at the rate of 10%. The Company intends to assert its rights of "set-off" against this obligation.

     Effective January 1, 2001, we entered into a Talent Agreement with Gina Mouery, the hostess for the "Gina D's Kids Club show. Ms. Mouery is the daughter of Joseph and Bernadette DiFrancesco. Under the terms of the agreement, Ms. Mouery granted us an exclusive, worldwide license to use her name, the registered name "Gina D", her likeness and performance for the "Gina D's Kids Club" program. The term of the license is ten years. We are obligated to pay Ms. Mouery a monthly advance of $2,000 against one percent of any and all gross revenues from the show we receive from any source and any media throughout the world during the term of the license and for ten years following the term of the license. We agreed to either reimburse her or pay her $635 a month for a leased car during the first two years of the agreement. We also granted Ms. Mouery options to purchase up to 10,000,000 shares of our common stock at an exercise price of $.02 per share. Of these options 7,000,000 were vested and exercised in January 2001. Of the remaining options, 2,000,000 were vested and exercised as of January 1, 2002, and 250,000 will vest and be exercisable on January 1 for each of the calendar years 2003 through and including 2006. We agreed to register the shares issuable upon exercise of the option, either through a registration on Form S-8 or through some other form of registration permitted under applicable securities laws. In January 2002,this agreement was amended and additional 2,000,000 options were issued to Ms. Mouery. We issued additional 45,000,000 shares to Ms. Mouery in 2003 pursuant to the amended the talent Agreement.

     On April 11, 2001, the Company issued a non refundable grant of 30,000,000 restricted shares of common stock, valued at $585,000, to Joseph and Bernadette DiFrancesco in exchange for a one year exclusive option to the program, certain cartoon characters and music publishing rights related to songs written and used in "Gina Ds Kids Club Show" which have been created by Joseph and Bernadette DiFrancesco. The Company was not able to meet its requirements under the option agreement, and the option expired April 11, 2002. On May 17, 2002 the Company made an addendum to the Option Agreement, in exchange for $100,000 note payable to Joseph and Bernadette DiFrancesco and a non-refundable grant of 20,000,000 shares of common stock, valued at $390,000, and provided that the terms, conditions and payment due in the Agreement dated April 11, 2001 are met and fulfilled by April 11, 2003 the option agreement granted to the Company on April 11, 2001 shall be in force for a period of twenty (20) years. On November 29, 2002 the Company made another addendum to the original agreement dated April 11, 2001 whereby the company granted to Joseph and Bernadette DiFrancesco a nonrefundable grant of 100 units of Class B memberships PLUS 10% GROSS REVENUES in Raven Moon Home Video Products, LLC. In exchange for the Class B membership units the Company obtained an additional year beginning April 2003 to meet the terms and conditions of the Agreement dated April 11, 2001. The Class B membership were valued at $1,000,000.

     In December of 2002 the Company, granted to WEE-OOO, LTD, a limited partnership owned by Joseph and Bernadette DiFrancesco, 100 units of Class B memberships PLUS 10% GROSS REVENUES IN JB TOYS, LLC in exchange for the rights to market the character of Gina D. The Class B membership were valued at $52,000. The total value of the Class B memberships in JB Toys, LLC is $92,000 and are all owned by WEE-OOO, LTD.

     During 2002, the Company issued 15,000,000 shares of common stock and options for 90,000,000 shares common stock to David Mouery, the son -in-law of Mr. and Mrs. DiFrancesco, pursuant to the General Business Affairs Consulting Agreement with David D. Mouery, J.D., dated as of August 14, 2002 and amended on December 1, 2002. These shares were valued at $195,000 and ptions were valued at $369,000. During 2002, David Mouery exercised options for 67,902,640 shares of common stock for $280,000.

     The Company's officers and directors were granted on September 1, 2001, 15,000,000 common stock warrants for a three-year term at exercise price of $.003 per share. On May 20, 2002, the Company's officers and directors exercised 10,000,000 warrants at .003 per warrant.

     On November 29, 2002, the Company's directors were granted the 50,000,000 common stock options for a ten-year term at an exercise price of $.005 per share. These options were valued at $170,000

     During 2002, the interest expense accrued on loans from officers, directors, senior management and related parties was approximately $11,000. The interest expense for 2001 was approximately $35,000.

     On September 16, 2002 the Company paid Gina Mouery $22,500 to pay-off the promissory loan balance due to her for a talent agreement. This balance was included in the notes payable to officers and related parties.

     In December of 2002 WEE-OOO, LTD, a limited partnership owned by Joseph and Bernadette DiFrancesco, purchased $40,500 of Class B Units of JB Toys, LLC.

     During the year ended December 31, 2002 Raven Moon Entertainment, Inc. purchased 15 units of Raven Moon Home Video Products, LLC for $150,000. This transaction was eliminated in consolidation. IN JANUARY 2003, JOSEPH & BERNADETTE DIFRANCESCO SOLD THEIR INTEREST IN WEE-OOO, LTD.

                PROPOSALS OF STOCKHOLDERS FOR 2004 ANNUAL MEETING

     Any proposal of a stockholder intended to be presented at the Company's 2004 Annual Meeting of Stockholders must be received by the Secretary of the Company for inclusion in the Company's proxy, notice of meeting, and proxy statement relating to the 2004 Annual Meeting by December 31, 2003.


                           EXPENSES AND OTHER MATTERS

     We will pay the cost of preparing, assembling, and mailing this Proxy Statement and the material enclosed herewith. The Company has requested brokers, nominees, fiduciaries, and other custodians who hold shares of the Company's Common Stock in their names to solicit Proxies from their clients who own such shares, and the Company has agreed to reimburse them for their expenses in so doing.

     In addition to the use of the mails, certain officers, directors, and regular employees of the Company, at no additional compensation, may request a return of Proxies by personal interview or by telephone, telecopier, or telegraph.

     We do not intend to present any further items of business at the Annual Meeting and know of no such items that will or may be presented by others. If, however, any other matter properly comes before the meeting, the person named in the enclosed Proxy form will vote thereon in such manner as he/she may in his/her discretion determine.

     The following documents are incorporated by reference into this Proxy Statement from the Annual Report to Shareholders accompanying this Proxy
Statement:

     o Financial Statements of the Company for the fiscal year ended December 31, 2002.

     o Management's Discussion and Analysis of the financial condition and results of operations of the Company for the fiscal year ended December 31, 2002.

     A manually signed copy of the report of the Company's independent accountants has been filed as part of this Proxy Statement with the Securities and Exchange Commission.

     The Company will provide you, without charge upon written request, a copy of the Company's Annual Report on Form 10-KSB, including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended for the fiscal year ended December 31, 2001. If you would like a copy of the Form 10-KSB, please write to Joseph DiFrancesco, President, 120 International Parkway, Suite 220 Heathrow, Florida 32746. A copy of any of the exhibits filed with the Form 10-K will be furnished to you upon your written request and upon receipt of payment of a reasonable fee to cover our reasonable expenses in furnishing you the exhibit.


                                            By Order of the Board of Directors,


                                            -----------------------------------
                                            Joseph DiFrancesco, President
Orlando, Florida
June 30, 2003

                  PLEASE DATE, SIGN, AND IMMEDIATELY RETURN THE
             ACCOMPANYING PROXY IN THE ENCLOSED, ADDRESSED ENVELOPE.

                                            THE BOARD OF DIRECTORS

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     Raven Moon Entertainment, Inc. knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as Raven Moon may recommend.


     It is important that your shares be represented at the meeting, regardless of the number of shares, which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope, which has been enclosed.


                                            THE BOARD OF DIRECTORS

Orlando, Florida

                                                                      APPENDIX A
                                      PROXY
                                RAVEN MOON, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of RAVEN MOON ENTERTAINMENT, INC., a Florida corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated [____], 2003, and hereby appoints Richard L. Brown & Company, P.A. as independent counters of proxies, with full power of substitution, to represent the undersigned and to vote as designated on the reverse side, all shares of Common Stock of RAVEN MOON ENTERTAINMENT, INC. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of RAVEN MOON ENTERTAINMENT, INC. to be held on August 15, 2003 at 3:00 P.M., EST, at Renaissance Orlando Resort 6677 Sea Harbor Drive, Orlando, Florida 32821-8092 ________________________________, and at any adjournment thereof.


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXIES DEEM ADVISABLE.

    SEE REVERSE    CONTINUED AND TO BE SIGNED ON REVERSE SIDE    SEE REVERSE
       SIDE                                                         SIDE

     Please mark
|X|  votes as in
     this example

  A vote FOR the following proposals is recommended by the Board of Directors.

1. Election of five Directors.

Nominees:   (01) Joseph DiFrancesco, (02) Bernadette DiFrancesco,
            (03) Stephen Chrystie, (04) Norman P. Weinstock, (05) Anthony Arcari


     FOR                 WITHHELD
     ALL       |_|   |_| FROM ALL
NOMINEES                 NOMINEES

      [ ]
         ---------------------------------------
         For all nominees except as noted above

2.   Proposal to approve amendment to Raven          FOR    AGAINST   ABSTAIN
     Moon Entertainment's Articles of                [ ]      [ ]       [ ]
     Incorporation to increase the number of
     authorized common shares to 200,000,000
     shares and to issue a one for one stock
     dividend to each shareholder of record
     as of September 1, 2003 A


     MARK HERE            3.   In their discretion, the proxies are
|_|  FOR ADDRESS               authorized to vote upon such other business
     CHANGE AND                as may properly come before the meeting or
     NOTE AT LEFT              any adjournment thereof.

We hope you will be able to attend the meeting in person, and you are
cordially invited to attend. If you expect to attend the meeting, please   [ ]
mark the box at right when you return your proxy.

Please sign exactly as your name appears on your stock certificate. If the stock is held by joint tenants or as community property, both should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should give their full titles.

Signature:                Date:          Signature:               Date:
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